SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report DECEMBER 17, 1999

                           THE SPORTS AUTHORITY, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                       1-13426                 36-3511120
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)

3383 N. State Road 7, Ft. Lauderdale, Florida                     33319
  (Address of principal executive offices)                      (Zip Code)

                                 (954) 735-1701
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

         On December 16, 1999, the Company issued a news release, attached hereto as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) The following exhibits are filed with this report:

             10.1 Second Amendment to Loan and Security Agreement,
                  dated December 14, 1999.

             99   News Release, dated December 16, 1999.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    THE SPORTS AUTHORITY, INC.

Date:  December 17, 1999            By: /S/ GEORGE MIHALKO
                                        --------------------------------
                                            George Mihalko
                                            Executive Vice President and
                                            Chief Financial Officer
                                            (Principal Financial Officer)
                                             Accounting Officer)

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                                  EXHIBIT INDEX

EXHIBIT
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10.1 Second Amendment to Loan and Security Agreement, dated December 14, 1999.

99   News Release dated December 16, 1999.